Income Taxes	12 Months Ended
Dec. 31, 2020
Income Taxes [Abstract]
Income Taxes

12. INCOME TAXES

The Company’s deferred income tax assets and liabilities are as follows:

($000s)	2020	2019
Deferred income tax asset and liability, beginning of year	-	-
Expenses related to the origination and reversal of temporary differences for:
Property and equipment	(25,507)	(377)
Non-capital losses carried forward	(4,459)	304
Long-term liabilities	-	—
Share issue expenses	-	—
Changes in unrecognized tax benefits	29,967	73
Deferred income tax expense recognized in net earnings (loss)	3,723	8,387
Deferred income tax recovery recognized in net earnings (loss)	(3,723)	(8,387)
Deferred income tax asset, end of year	3,723	8,387
Deferred income tax liability, end of year	(3,723)	(8,387)

The Company has non-capital losses of $117.0 million (2019 - $97.6 million) that expire between 2027 and 2040. A deferred tax asset of $3.7 million (2019 - $8.4 million) was recognized in respect of unused tax losses in West Gharib. The Company has an additional $42.5 million (2019 - $16.8 million) in unrecognized tax benefits arising in foreign jurisdictions.

Current income taxes represent income taxes incurred and paid under the laws of Egypt pursuant to the PSCs on the West Gharib, West Bakr, NW Gharib and South Ghazalat concessions.

Income taxes vary from the amount that would be computed by applying the average Canadian statutory income tax rate of 24% (2019 – 26.5%) to income before taxes as follows:

($000s)	2020	2019
Income taxes calculated at the Canadian statutory rate	(15,328)	5,857
Increases (decreases) in income taxes resulting from:
Non-deductible expenses	5,260	(2,206)
Changes in unrecognized tax benefits	29,966	73
Effect of tax rates in foreign jurisdictions[1]	(6,562)	18,804
Changes in tax rates and other	194	3,570
Income tax expense - current	13,530	26,098
[1]	The statutory tax rate in Egypt is 40.55%.

The Company's consolidated effective income tax rate for 2020 was 21.2% (2019 – 118.1%).